NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund

Supplement dated November 15, 2016
to the Prospectus dated April 29, 2016

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The information under the section entitled "Portfolio Managers" on pages 6 and 11 of the Prospectus is hereby deleted and replaced with the following:
Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Thomas R. Hickey Jr.	Head of Asset Strategies, NFA	Since 2014
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Volatility Overlay
Frederick N. Gwin, CFA	Senior Investment Professional, NWAM	Since 2014
Chad W. Finefrock, CFA	Senior Investment Professional, NWAM	Since 2014

2.	The paragraph under the section entitled "Nationwide Fund Advisors" on page 19 of the Prospectus is hereby deleted and replaced with the following:
Thomas R. Hickey Jr. and Christopher C. Graham are the Funds' co-portfolio managers and are jointly responsible for the day-to-day management of the Funds. In this regard, Mr. Hickey and Mr. Graham are jointly responsible for the selection and oversight of the Underlying Funds in which the Core Sleeves invest, determining each Fund's allocations between the Core Sleeve and the Volatility Overlays, and administering each Fund's volatility management program and providing index notional exposure information to the subadviser. Mr. Hickey joined NFA in April 2001 and is currently the Head of Asset Strategies at NFA. Since September 2007, Mr. Hickey has been the lead manager for all NFA asset allocation strategies. Mr. Graham joined the Office of Investments at Nationwide Mutual Insurance Company ("Nationwide Mutual") in November 2004, serving primarily as a portfolio manager for a hedge fund and for Nationwide Mutual's proprietary general account.  In June 2016, Mr. Graham joined NFA as its Chief Investment Officer.

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